Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Murry, President and Chief Executive Officer of Catalytica Energy Systems, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)         The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MICHAEL J. MURRY
Name:	Michael J. Murry
Title:	President and Chief Executive Officer
Date:	March 30, 2005